UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.__)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Aytu BioPharma, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

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AYTU BIOPHARMA, INC.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2023

To the Stockholders of Aytu BioPharma, Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Aytu BioPharma, Inc. to be held in-person on May 18, 2023, at 10:00 a.m., Mountain Time at the offices of Dorsey & Whitney LLP, 1400 Wewatta Street, Suite 400, Denver, Colorado 80202 for the following purposes:

1.	To elect four directors named in the proxy statement to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To approve a new equity incentive plan for certain officers, directors, employees and other key personnel;
3.	To ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023;
4.	To hold an advisory vote on executive compensation; and
5.	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our board of directors (the “Board” or the “Board of Directors”) has fixed the close of business on March 24, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Englewood, Colorado, for 10 days prior to the meeting.

To assure your representation at the annual meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy or change your vote for shares of our common stock you hold directly in your name through our transfer agent, Issuer Direct Corporation, by (i) signing another proxy card with a later date and delivering it to our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 before the date of the annual meeting, (ii) submitting revised votes over the Internet or by telephone before 11:59 p.m., Eastern Time, on May 17, 2023, or (iii) attending the annual meeting and voting your shares of our common stock in person at our annual meeting. If your shares of common stock are held in the name of a bank, broker, or other nominee holder of record, please follow the instructions on the voting instruction form furnished to you by such record holder.

Englewood, Colorado
Dated: April, 7, 2023
By Order of the Board of Directors
/s/ Joshua R Disbrow
Joshua R. Disbrow
Chairman and Chief Executive Officer

AYTU BIOPHARMA, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2023

This proxy statement has been prepared by the management of Aytu BioPharma, Inc. “We,” “our” and “the Company” each refers to Aytu BioPharma, Inc. The enclosed proxy is solicited by the Board of Directors of the Company for use at the 2023 Annual Meeting of Stockholders of the Company and at any postponement or adjournment thereof.

In accordance with the rules of the United States Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and providing Internet access to our proxy materials, including the notice, this proxy statement, our annual report to stockholders, including financial statements, and a proxy card for the meeting, which will save printing costs and benefit the environment. These materials will first be available on the Internet on or about April 8, 2023. We will mail a Notice of Internet Availability on or about April 12, 2023 to our stockholders of record and beneficial owners as of March 24, 2023, the record date for the meeting. This proxy statement and the Notice of Internet Availability contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on March 24, 2023. As of March 24, 2023, there were 3,778,722 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least one-third (33.3%) of the outstanding shares of our capital stock entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. When a broker, bank or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting, the broker, bank or other nominee will inform the inspector of election that it does not have the authority to vote on the “non-discretionary” matters with respect to shares held for beneficial owners which did not provide voting instructions with respect to the “non-discretionary” matters. This situation is commonly referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, or ABSTAIN with respect to any matters.

Assuming the presence of a quorum at the meeting:

●	The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the four nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.
●	The approval of the Aytu BioPharma, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) requires the affirmative vote of at least a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.
●	The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.
●	The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

We strongly encourage you to vote your shares promptly. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING

Q:	Who may vote at the meeting?
A:

Our Board of Directors has set March 24, 2023 as the record date for the annual meeting of stockholders. If you owned shares of our common stock at the close of business on March 24, 2023, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of March 24, 2023, there were 3,778,722 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the Notice of Internet Availability.

Q:	What is the quorum requirement for the meeting?
A:

One-third (33.3%) our outstanding shares of common stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

●	are present and entitled to vote in person at the meeting; or
●	properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?
A:	The four proposals to be voted on at the meeting are as follows:
1.	To elect four directors named in the proxy statement to serve until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To approve the 2023 Equity Incentive Plan;
3.	To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending June 30, 2023; and
4.	To hold an advisory vote on executive compensation;

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	How can you attend the annual meeting?
A:

We are hosting the annual meeting in person at the following address: 1400 Wewatta Street, Suite 400, Denver, Colorado 80202. If you are a stockholder of record, you may vote your shares in person at the annual meeting. Stockholders may only participate in person and must pre-register. In order to attend the in-person meeting, you will need to pre-register by 8:00 AM, Mountain Time on May 18, 2023. To pre-register for the annual meeting, please follow these instructions: If your shares are registered in your name with our transfer agent and you wish to attend the annual meeting, please go to “shareholder meeting registration” link at www.proxyvote.com, enter the control number you received on your proxy card to access the voting page, then click on the “Click here to pre-register for the in-person meeting” link at the top of the page.

●	If you do not have your proxy card, you may pre-register to attend the annual meeting by emailing your proof of ownership of shares of our capital stock as of March 24, 2023 to us. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the annual meeting with instructions for attending the annual meeting in person.
●	If your shares are not registered in your name with our transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee of record in “street name” as of March 24, 2023, you may pre-register to attend the annual meeting by emailing us and attaching evidence that you beneficially owned shares of our capital stock as of March 24, 2023, which evidence may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee of record, an account statement, or a letter or legal proxy from such custodian. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the annual meeting with instructions for attending the annual meeting in person.
●	If you hold your capital stock in “street name,” you must obtain the appropriate documents from your broker, bank or other nominee holder of record, giving you the right to vote the shares at the annual meeting. For beneficial owners of shares of our capital stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker, or other nominee, you will not be able to vote any shares held in street name in person at the annual meeting. Please note that even if you plan to attend the annual meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.
Q:	How do I vote my shares at the annual meeting?
A:	Via the Internet or by Telephone

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. In order to vote your shares via the Internet or by telephone, you will need the control number on your proxy card (which is unique to each stockholder to ensure all voting instructions are genuine and to prevent duplicate voting). Votes may be submitted via the Internet or by telephone, 24 hours a day, seven days a week, and must be received by 11:59 p.m., Eastern Time, on May 17, 2023.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you may submit voting instructions via the Internet or by telephone only if Internet or telephone voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.

By Mail

If you hold shares of our common stock directly in your name as a stockholder of record, in order to vote by mail, you may submit a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid return envelope provided. Broadridge must receive your proxy card by mail by 11:59 p.m., Eastern Time, on May 17, 2023.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, in order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage-paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.

At the Annual Meeting

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote your shares electronically during the annual meeting. If you are a stockholder of record, you may vote your shares at the annual meeting. Stockholders may only participate in person and must pre-register. In order to attend the meeting, you will need to pre-register by 8:00 AM, Mountain Time on May 18, 2023. Stockholders of record also may be represented by another person at the annual meeting by executing a proper proxy designating that person and having that proper proxy be presented to the judge of election with the applicable ballot at the annual meeting.

If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you must obtain a written legal proxy from that institution and present it to the judge of election with your ballot to be able to vote at the annual meeting. To request a legal proxy, please contact your broker, bank or other nominee holder of record.

Please carefully consider the information contained in this proxy statement. Whether or not you plan to attend the annual meeting in person, we encourage you to vote via the Internet, by telephone or by mail so that your shares will be voted in accordance with your wishes even if you later decide not to attend the annual meeting.

If you attend the annual meeting and vote in person, any votes that you previously submitted - whether via the Internet, by telephone or by mail - will be revoked and superseded by the vote that you cast at the annual meeting. Your attendance at the annual meeting alone will not revoke any proxy previously given.

Whether your proxy is submitted via the Internet, by telephone or by mail, if it is properly completed and submitted, and if you do not revoke it prior to or at the annual meeting, your shares will be voted at the annual meeting in the manner specified by you, except as otherwise set forth in this proxy statement.

Q:	Can I revoke my proxy or change my voting instructions for my common stock?
A:	Yes. You may revoke your proxy or change your vote at any time before the closing of the polls at the annual meeting.

If you are a stockholder of record at the record date for our annual meeting (the close of business on March 24, 2023), you can revoke your proxy or change your vote by:

●	filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 either before or at our annual meeting;
●	duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 either before or at our annual meeting and before the taking of the vote;
●	attending our annual meeting in person and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or
●	if you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on May 17, 2023 (your latest telephone or internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you hold your shares in “street name” through a broker, bank or other nominee holder of record, you must contact your broker, bank or other nominee holder of record to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote at our annual meeting in person.

Q:	What happens if I sell my shares of common stock after the record date but before the annual meeting?
A:

The record date for the annual meeting (the close of business on March 24, 2023) is earlier than the date of the annual meeting. If you sell or otherwise transfer your shares of our stock after the record date but before the date of the annual meeting, you will, unless the transferee obtains a proxy from you, retain your right to vote at the annual meeting.

Q:	How can I access the proxy materials over the Internet?
A:	Your Notice of Internet Availability, proxy card or voting instruction card (as applicable) contains instructions on how to:
●	view our proxy materials online at https://materials.proxyvote.com; and
●	instruct us to send future proxy materials to you electronically by e-mail.
Q:	Where can I find the voting results of the meeting?
A:	We will announce preliminary voting results at the annual meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the annual meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our Board of Directors shall be determined solely and exclusively by resolution duly adopted from time to time by our Board. There are four directors presently serving on our Board, and the number of directors to be elected at this annual meeting is four. Our full Board has proposed the four nominees listed below (who are our current directors) for re-election to the Board for a one-year term.

Our Board has determined that, under the listing rules of The NASDAQ Stock Market (“NASDAQ”), all of our directors are independent, except for Mr. Joshua R. Disbrow. In addition to the specific bars to independence set forth in the NASDAQ listing rules, we also consider whether a director or his affiliates have provided any services to, worked for, or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage, or adoption to any other nominee or any of our executive officers, except that Joshua R. Disbrow and Jarrett Disbrow, our Chief Business Officer and President, Consumer Health, are brothers.

Name	Age	Director Since	Position(s) with Aytu
Joshua R. Disbrow	48	January 2016	Chairman and Chief Executive Officer
John A. Donofrio, Jr.	55	July 2016	Lead Independent Director
Carl C. Dockery	60	April 2016	Director
Vivian H. Liu	61	July 2022	Director

Joshua R. Disbrow

Mr. Disbrow has been our Chief Executive Officer since April 16, 2015, a member of our Board of Directors since January 2016, and appointed to Chairman of our Board of Directors in July 2016. Prior to the closing of the merger between Luoxis Diagnostics, Inc. (“Luoxis”) and Vyrix Pharmaceuticals, Inc. that formed Aytu BioPharma, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow jointly served as the Chief Operating Officer of Ampio Pharmaceuticals, Inc. (“Ampio”) from December 2012 until April 2015. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals, LLC (“Arbor”), a specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as that company’s second full-time employee. Mr. Disbrow led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $250 million in net sales in 2012. Mr. Disbrow has spent over 25 years in the pharmaceutical, diagnostic and medical device industries and has held positions of increasing responsibility in sales, commercialization, sales management, commercial operations and commercial strategy. Prior to joining Arbor, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Prior to joining Cyberonics, he was the Director of Marketing at LipoScience Inc., an in vitro diagnostics company. Mr. Disbrow holds an MBA from Wake Forest University and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance, led to the conclusion that he should serve as a member of our Board of Directors.

John A. Donofrio, Jr.

Mr. Donofrio joined our Board of Directors in July 2016 and was named Lead Independent Director in December 2022. He is a senior pharmaceutical executive with over 30 years of experience in the industry across a broad range of areas, including President, Chief Financial Officer, and Chief Operating Officer positions. Mr. Donofrio has significant finance experience in consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. Since March 2022, Mr. Donofrio has served as Executive Vice President, Chief Operating Officer of Novan Inc., a publicly held specialty dermatology company, and as President of Novan Inc.’s wholly owned subsidiary EPI Health, a specialty pharmaceutical company commercializing products in the dermatology market. From March 2019 until its acquisition by Novan, Inc in March 2022, Mr. Donofrio served as EPI Health’s President. Mr. Donofrio previously served as Chief

Financial Officer and Head of Business Development at TrialCard from March of 2018 to March 2019. TrialCard is a technology-driven pharmaceutical services company providing patient access and support programs to the pharmaceutical and biotechnology industries. Prior to joining TrialCard, Mr. Donofrio was the Chief Financial Officer and Head of North American Business Development for Merz North America, or Merz, from August 2013 to March 2018. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the United States and Canada. At Merz, Mr. Donofrio was accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico for Stiefel, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. Mr. Donofrio served as a director of Vyrix from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s broad executive leadership experience and financial expertise along with experience in the pharmaceutical industry led to the conclusion that he should serve as a member of our Board of Directors.

Carl C. Dockery

Mr. Dockery joined our Board of Directors in April 2016. Mr. Dockery is a financial executive with 30 years of experience as an executive in the insurance and reinsurance industry and more recently since 2006, as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as secretary of Crossroads Insurance Co. Ltd. of Bermuda and as vice president of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. From September 2014 through September 2019, Mr. Dockery served as a director of CytoDyn Inc. (OTCQB: CYDY), a publicly-traded biotechnology company focused on the development and potential commercialization of humanized monoclonal antibodies for the treatment and prevention of HIV and cancers. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company led to the conclusion that he should serve as a member of our Board of Directors.

Vivian H. Liu

Ms. Liu joined our Board of Directors in July 2022. Ms. Liu has served as Head of Corporate Affairs for PREMIA Holdings (HK) Limited, a developer and manager of clinical-genomic oncology databases in Asia, since October 2018. Ms. Liu served as a member of the Board of Directors and President, Chief Executive Officer and Chief Financial Officer for Innovus Pharmaceuticals, Inc., (OTCQB: INNV) from December 2011 to February 2020 and from December 2011 to January 22, 2013, respectively. Prior to that, Ms. Liu served as the President and Chief Executive Officer of FasTrack Pharmeutical company from January 2011 to December 2011. Ms. Liu was the Chief Operating Officer and a member of the Board of Directors of Cesca Therapeutics Inc., later renamed ThermoGenesis Holdings, Inc. (Nasdaq: THMO) from February 2017 to October 2018 and November 2016 to October 2018, respectively. In June 2022, Ms. Liu joined ThermoGenesis as an independent board member and Chair of the Audit Committee. From February 2013 to March 2017, Ms. Liu served as Managing Director of OxOnc Services Company, an oncology development company. In 1995, Ms. Liu co-founded NexMed, Inc., which in 2010 was renamed Apricus BioSciences, Inc. (Nasdaq: APRI). Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President of NexMed, Ms. Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of its board of directors from 2009 to 2010. Liu has an M.P.A. from the University of Southern California and has a B.A. from the University of California, Berkeley. Ms. Liu’s experience in executive management within the pharmaceutical industry and corporate finance led to the conclusion that she should serve as a member of our Board of Directors.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the four nominees receiving the highest number of “FOR” votes will be elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR all four of the director nominees listed above.

Unless marked otherwise, proxies received will be voted “FOR” the approval of all four of the director nominees listed above.

PROPOSAL NO. 2

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN

Summary and Purpose of the 2023 Equity Incentive Plan

On April 4, 2023, the Company’s Board of Directors voted unanimously to adopt the Aytu BioPharma, Inc. 2023 Equity Incentive Plan, (the “2023 Equity Incentive Plan”), authorizing a total of 200,000 shares of the Company’s common stock for issuance under the 2023 Equity Incentive Plan. The Board approved the 2023 Equity Incentive Plan to provide the Company with flexibility to structure and grant equity-based awards that will be responsive to the Company’s hiring and retention needs. Prior to our adoption of the 2023 Equity Incentive Plan, we awarded equity incentive grants to our directors and employees under the Aytu BioScience, Inc. 2015 Stock Option and Incentive Plan (“Aytu 2015 Plan”) and the Neos Therapeutics, Inc. 2015 Stock Options and Incentive Plan (“the Neos 2015 Plan”) (collectively the “2015 Plans”).

We are asking our stockholders to approve the 2023 Equity Incentive Plan so that we will have an adequate number of shares authorized to make appropriate levels of stock incentive awards to officers, other employees and non-employee directors in 2023 and beyond. As of March 24, 2023, we had approximately 87,129 shares that had not yet been used for awards under the 2015 Plans. The 2015 Plans will expire in 2025. We are proposing to replace the 2015 Plans with the 2023 Equity Incentive Plan. Under the 2023 Equity Incentive Plan, equity awards will be made both to executive officers and other employees, and to non-employee directors.

Our Board believes that the continuation of our stock-based compensation program is essential in attracting, retaining and motivating highly qualified executive officers and other employees and non-employee directors to enhance the success of the Company. Accordingly, the Board recommends adoption of the 2023 Equity Incentive Plan in order to allow us the ability to continue to grant options, restricted stock and restricted stock units to its non-employee directors, executive officers and other employees at current levels.

If the 2023 Equity Incentive Plan is approved by our stockholders, no additional awards will be granted under the 2015 Plans (although all outstanding awards previously granted under previous stock incentive plans will remain outstanding and subject to the terms of the plans). Any unused shares remaining available under the 2015 Plans will be “rolled over” to the 2023 Equity Incentive Plan. In addition, shares subject to any outstanding awards under our prior plans that are forfeited, canceled or reacquired by the Company will also become available for re-issuance under the 2023 Equity Incentive Plan.

If the 2023 Equity Incentive Plan is not approved by stockholders, we will continue to use the 2015 Plans in their current form as the framework for our equity incentive compensation program until their expiration. The Aytu 2015 Plan will expire on June 1, 2025 and the Neos 2015 Plan will expire on July 9, 2025. However, after the plans’ expiration date, or if the authorized shares are depleted prior to its expiration date, we would not be able to continue to offer a long-term incentive program that employs equity awards, which could put us at a competitive disadvantage in recruiting and retaining talent, and also make it more difficult for us to align employee interests with those of our stockholders through a program that includes stock ownership.

Key Features of the 2023 Equity Incentive Plan

The following table identifies key features of the 2023 Equity Incentive Plan.

Key Feature	Description
Independent Committee Administration	The 2023 Equity Incentive Plan is administered by our Compensation Committee comprised entirely of non-employee directors.
No Evergreen Provision	The 2023 Equity Incentive Plan does not contain an “evergreen” provision that will automatically increase the number of shares authorized for issuance under the 2023 Equity Incentive Plan.
Limit on Shares Authorized

Under the 2023 Equity Incentive Plan, the aggregate number of shares that may be issued is 200,000 newly requested shares. In addition, shares subject to any outstanding awards under our prior stock incentive plans that are forfeited, canceled or reacquired by the Company will become available for re-issuance under the 2023 Equity Incentive Plan; provided, however, the number of shares that may be issued shall never exceed 15% of the Company’s then total authorized and outstanding shares.

Plan Uses 1:1 Share Counting

All shares subject to awards, regardless of type of award or whether the award is full value or appreciation only, will count against the 2023 Equity Incentive Plan’s reserve on a 1:1 basis for each share subject to the plan reserve.

No Discounted Stock Options or Stock Appreciation Rights

Stock options and SARs must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant (unless such award is granted in substitution for a stock option or SAR previously granted by an entity that is acquired by or merged with the Company).

No Repricing of Stock Options or SARs

The 2023 Equity Incentive Plan prohibits the repricing of stock options and SARs (including a prohibition on the repurchase of “underwater” stock options or SARs for cash or other securities) without stockholder approval.

No Liberal Share "Recycling"

The 2023 Equity Incentive Plan provides that any shares (i) surrendered to pay the exercise price of an option, (ii) withheld by the Company or tendered to satisfy tax withholding obligations with respect to any option, (iii) covered by a stock-settled stock appreciation right not issued in connection with settlement upon exercise, or (iv) repurchased by the Company using option proceeds will not be added back (“recycled”) to the 2023 Equity Incentive Plan.

Awards Subject to Forfeiture or Clawback

Awards under the 2023 Equity Incentive Plan will be subject to recovery or other penalties pursuant to (i) any Company clawback policy, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Historical Equity Granting Practices and Dilution

In determining the number of shares to authorize for issuance under the 2023 Equity Incentive Plan, the Compensation Committee considered, among other factors, historical amounts of equity awards granted and potential future grants over the next several years. Our three-year average "burn rate" was 6.12 % for fiscal years 2020 through 2022. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed, net of grants forfeited, canceled or expired, as a percent of our basic weighted average common shares outstanding for that year.

The Compensation Committee also assessed potential dilution of the 2023 Equity Incentive Plan. Potential dilution, or overhang, is a common measure to assess the dilutive impact of equity plans. Total potential dilution is equal to (i) the number of shares available to be granted as future equity awards plus the number of shares subject to outstanding equity awards, divided by (ii) such total number of shares plus the total number of shares outstanding, and equates to 7.7%.

Description of the 2023 Equity Incentive Plan

The material features of the 2023 Equity Incentive Plan are described below. The following description of the 2023 Equity Incentive Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2023 Equity Incentive Plan. Stockholders are urged to read the actual text of the 2023 Equity Incentive Plan in its entirety, which is attached to this proxy statement as Appendix A.

Purpose

The 2023 Equity Incentive Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and subsidiaries, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The terms of the 2023 Equity Incentive Plan provide for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization (as set forth below), the aggregate number of shares of our common stock that may be issued under the 2023 Equity Incentive Plan consists of (a) 200,000 shares of common stock available under the 2023 Equity Incentive Plan, (b) 87,129 shares available for grant under the 2015 Plans and (b) any “Returning Shares” (as set forth below) as such shares are returned to the Company and become available from time to time as a result of lapsed or otherwise unused awards or portions of awards.

Returning Shares. Subject to the limitations below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

Shares Not Returning. The following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (iii) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds. In addition to the plan reserve, awards granted to non-employee directors are subject to an individual annual limitation. The sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year, shall not exceed $1,500,000.

Eligibility

All of our (including our subsidiaries’) approximately 154 employees, three non-employee directors as of March 24, 2023, as well as any consultants we may engage with from time to time, are eligible to participate in the 2023 Equity Incentive Plan and may receive all types of awards other than incentive stock options. An incentive stock option may only be granted to employees.

Administration

The 2023 Equity Incentive Plan will be administered by our Board of Directors, which may in turn delegate authority to administer the 2023 Equity Incentive Plan to a committee or committees. The Board and any committee it may so designate will each be considered a Plan Administrator for purposes of this Proposal No. 2. Subject to the terms of the 2023 Equity Incentive Plan, the Plan Administrator, may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of the awards, and the terms and conditions of awards granted under the 2023 Equity Incentive Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards, and to make any other determinations necessary or advisable in administering the plan. The Plan Administrator has no obligation to treat participants uniformly when determining forms or treatment of awards.

Stock Options

Stock options may be granted under the 2023 Equity Incentive Plan pursuant to stock option agreements. The 2023 Equity Incentive Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and non-statutory stock options, or NSOs.

The exercise price of a stock option granted under the 2023 Equity Incentive Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2023 Equity Incentive Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to six months following the participant’s termination due to the participant’s disability or for up to six months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all unvested stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. In the absence of a specified time in the award grant agreement, such option shall expire three months after termination. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

The Plan Administrator will determine acceptable forms of consideration for exercising a stock option, which consideration, including payment of cash or tendering capital stock of the Company owned by the participant exercising such option.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

(i)	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
(ii)	the term of the ISO must not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2023 Equity Incentive Plan pursuant to stock appreciation right agreements. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant; provided, however, that the Plan Administrator may designate a grant price below Fair Market Value on the date of grant if the stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, or in a combination of cash and stock. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options issued under the 2023 Equity Incentive Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2023 Equity Incentive Plan pursuant to restricted stock award agreements. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2023 Equity Incentive Plan pursuant to restricted stock unit award agreements. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our subsidiaries, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Units and Performance Shares

The 2023 Equity Incentive Plan allows us to grant performance stock awards, consisting of restricted stock or restricted stock units that contain performance-based vesting conditions (together, a “performance award”). A performance award is generally payable contingent upon the attainment of certain pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion.

In addition, the Plan Administrator retains the discretion to reduce or waive the performance objectives or other vesting provisions that had previously been established for such performance awards. All unearned or unvested performance awards will be forfeited to the Company, and will become available for grant under the 2023 Equity Incentive Plan.

Changes to Capital Structure

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, spin off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares (or other securities or other property) that thereafter may be made the subject of awards, (ii) the number and type of shares to outstanding awards, and (iii) the purchase price or exercise price with respect to any award; provided, however, that the number of shares covered by any award or to which such award relates shall always be a whole number. Such adjustment shall be made by the Compensation Committee or the Board, whose determination in that respect shall be final, binding and conclusive. In no event shall the number of Shares reserved ever exceed 15% of the Company’s then total authorized and outstanding Shares.

Change in Control

Under the 2023 Equity Incentive Plan, in the event of a merger or change in control of the Company, each outstanding awards will be treated as the Plan Administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation (the “Successor Corporation”).

In the event that the Successor Corporation does not assume or substitute for the awards outstanding under the 2023 Equity Incentive Plan, all outstanding awards will fully vest and the holder shall have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including all such awards which would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Plan Administrator will notify the holder in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Plan Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

Limited Transferability of Awards

Generally, no award or other right or interest of a participant under the 2023 Equity Incentive Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any affiliates. However, the Compensation Committee may allow transfer of an award to family members for no value, and such transfer shall comply with the General Instructions to Form S-8 under the Securities Act of 1933, as amended. The Compensation Committee may also establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

Amendment and Termination of the Plan

The Plan Administrator will have the authority to amend or terminate the 2023 Equity Incentive Plan at any time. However, except as otherwise provided in the 2023 Equity Incentive Plan or an award agreement, no amendment or termination of the 2023 Equity Incentive Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2023 Equity Incentive Plan as required by applicable law and listing requirements. No equity incentive awards may be granted under the 2023 Equity Incentive Plan after the tenth anniversary of the date the 2023 Equity Incentive Plan was adopted by our

Board, however any awards previously issued shall continue in effect pursuant to their terms and the terms of the 2023 Equity Incentive Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2023 Equity Incentive Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2023 Equity Incentive Plan. The 2023 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our subsidiaries, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2023 Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO, or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income, or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 409A of the Internal Revenue Code

The Compensation Committee intends to administer and interpret the 2023 Equity Incentive Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

The 2023 Equity Incentive Plan is attached as Appendix A to this Proxy Statement.

Awards to be Granted to Certain Individuals and Groups

As of the date hereof, the Company cannot determine the benefits or amounts that will be received by or allocated to any individual or group resulting from the approval of the 2023 Equity Incentive Plan. However, below is set forth the shares that have been issued under the Company’s 2015 Incentive Plan, pursuant to which we have authorized for issuance a total of 250,000 shares, of which 63,609 shares have been issued pursuant to equity incentive awards.

Equity Compensation Plan Information

The following table provides information as of June 30, 2022 about our equity compensation plans and arrangements.

Number of
	Securities to	Weighted-	Number of
	be Issued	Average	Securities
	upon	Exercise	Remaining
	Exercise of	Price of	Available for
	Outstanding	Outstanding	Issuance under
	Options,	Options,	Equity
	Warrants	Warrants	Compensation
Plan Category	and Rights	and Rights (1)	Plans
Equity compensation plans approved by security holders	90,943	$282.27	—
Equity compensation plans not approved by security holders(2)	6,833	127.58	2,264
Total	97,776	$209.70	2,264

(1)	It reflects the weighted-average exercise prices of options outstanding. Restricted stocks and restricted stock units (RSUs) do not have exercise prices (see Note 16 - Equity Incentive Plan of our Annual Report on Form 10-K for the fiscal year ended June 30, 2022).
(2)	Includes 5,000 shares issued as Inducement Grants to new employees.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the adoption of the Company’s 2023 Equity Incentive Plan.

The affirmative vote of at least a majority of the votes cast at our 2023 Annual Meeting and entitled to vote is required to approve Proposal No. 2.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Registered Public Accounting Firm

On December 12, 2022, the Audit Committee dismissed Plante Moran as the Company’s independent registered public accounting firm. Plante Moran’s reports on the Company’s financial statements for the years ended June 30, 2022 and 2021, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended June 30, 2022 and 2021, and the subsequent interim period through September 30, 2022, there were no: (1) disagreements with Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except for a material weakness that relates to the Company’s lack of resources in financial reporting roles with the appropriate skills to identify and assess financial accounting and reporting risks and to perform effective review during its financial statement close process.

The Company concluded that it had a material weakness in its internal control over financial reporting related to our analysis for the accounting for the impairment of long-lived assets, including goodwill and other intangible assets. The Company performs an assessment to determine if an impairment of long-lived assets has occurred annually or when circumstances indicate an impairment may have occurred. This assessment is prepared by internal staffing and reviewed by the Chief Financial Officer. At the June 30, 2021 fiscal year end, it was determined that the Company improperly aggregated certain assets when performing this assessment. This resulted in an incorrect conclusion that no impairment had occurred. In response, the Company sought and received technical guidance from third-party providers to review the assumptions and calculations included in its assessment. This deficiency did not result in a revision of any of the Company’s previously issued financial statements. However, if not addressed, the deficiency could result in a material misstatement in the future. In response, the Company incorporated utilization of third-party providers to review its assumptions and computations in our impairment analysis for completeness and accuracy. The Company believes that its controls are now designed properly and operating effectively.

Other than as disclosed above, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

On December 12, 2022, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the fiscal years ended June 30, 2022 and 2021, and the subsequent interim period through September 30, 2022, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

A representative of Grant Thornton will be in attendance at the Annual Stockholders’ Meeting. At the Annual Stockholders’ Meeting, the Grant Thornton representative will not make a statement and will not be available to respond to questions.

The following table presents aggregate fees for professional services rendered by our prior independent registered public accounting firm, Plante Moran, for the audit of our annual financial statements and related services for the respective periods.

	Year Ended June 30,
	2022	2021
Audit fees	$547,000	$216,000
Audit related fees (1)	32,000	63,000
Total fees	$579,000	$279,000

(1)	Audit-related fees for both fiscal year 2022 and 2021 were comprised of fees related to registration statements.

Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm, although it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee Chair, or the full Audit Committee for fees in excess of $25,000, for approval. Any fees approved by the Audit Committee Chair will be presented to the full Audit Committee at the following Audit Committee meeting. A description of services expected to be rendered during that year for each of following four categories of services:

Audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Vote Required

Ratification of the appointment of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023.

Unless marked otherwise, proxies received will be voted “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Board of Directors is submitting a “say-on-pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, the Board values the opinion of our stockholders and will review and consider the voting results.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the Named Executive Officers is described on pages 34 - 41 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of Aytu BioPharma, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal 2023, and the other related tables and disclosures.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

Although this advisory resolution is non-binding, the Board values input from stockholders on our executive compensation. The Board will review and consider the voting results for this proposal and take into account the outcome of the vote in making decisions regarding compensation of our Named Executive Officers.

Recommendation

The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2023 executive compensation.

CORPORATE GOVERNANCE

Information about the Board of Directors

Board Composition

Our Board of Directors currently consists of four members. Directors elected at this meeting and each subsequent annual meeting will be elected until the next annual stockholders’ meeting or until their successors are duly elected and qualified.

Joshua R. Disbrow has served as our Chief Executive Officer since April 2015 and as the Chairman of our Board since July 2016. Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. In December 2022, the Board appointed John Donofrio as lead independent director. As lead independent director, Mr. Donofrio will be responsible for calling separate meetings of the independent directors, determining the agenda and serving as chairperson of meetings of independent directors, reporting to the Chairman of the Board regarding feedback from executive sessions, serving as spokesperson for the Corporation as requested, and performing such other responsibilities as may be designated by a majority of the independent directors from time to time.

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and, in the case of non-executive director, independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, managerial, financial, international, industry-specific or other expertise.

The Board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees. Not only has this informal approach to the promotion of diversity resulted in a group of director nominees that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, but, as indicated in the charts below, it has also resulted in a group of director nominees possessing diversity of thought, perspective, experience, and backgrounds.

Director Experiences and Qualifications

	Disbrow	Donofrio	Dockery	Liu
Public Company Board	X		X	X
Public Company Executive	X	X		X
Pharmaceutical Industry	X	X	X	X
Clinical Experience				X
Financial Analysis/Accounting		X	X
Information Technology
Project Management		X
Environmental Sustainability
Commercial Operations	X	X
Sales & Marketing	X
Supply Chain/Logistics
Strategic Planning	X	X
Government Relations, Public Policy or Regulatory
Mergers & Acquisitions/ Business Development	X	X		X
Talent Acquisition	X	X		X

Board Diversity Matrix

	Male	Female
Total Number of Directors	4
Part I: Gender Identity
Directors	3	1
Part II: Demographic Background
White	3	0
Asian	0	1

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals and Communications with the Board” below and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.

No stockholder has nominated anyone for election as a director at this annual meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and a Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery and Ms. Liu. Our Compensation Committee consists of Ms. Liu (Chair), Mr. Dockery, and Mr. Donofrio. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Donofrio and Ms. Liu. Mr. Macaluso served as our Compensation Committee Chair, as a member of the Audit and the Nominating and Governance Committees until his passing in November 2022.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at http://www.aytubio.com under the “Investor Relations—Corporate Governance” tab.

Audit Committee

Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery and Ms. Liu. The Audit Committee held four meetings during the fiscal year ended June 30, 2022. Each of Mr. Donofrio, Mr. Dockery and Ms. Liu satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ listing rules and SEC Rule 10A-3. Our Audit Committee is responsible for, among other things:

●	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;
●	reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;
●	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
●	establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;
●	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;
●	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;
●	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;
●	monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;
●	reviewing reports to management prepared by the internal audit function, as well as management’s response;
●	reviewing and assessing the adequacy of the formal written charter on an annual basis;
●	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and
●	handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Our Board has determined that Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee engages the independent registered public accounting firm, reviews with such firm the plans and results of any audits, reviews other professional services provided by such firm, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews with management its evaluation of the Company’s internal control structure.

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for fiscal year 2022 with management and Plante Moran, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2022 were prepared in accordance with U.S. generally accepted accounting principles. In addition, the Audit Committee has discussed with Plante Moran the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter from such firm required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 for filing with the SEC.

Audit Committee

Mr. Donofrio (Chair)

Mr. Dockery

Ms. Liu

Compensation Committee

Our Compensation Committee consists of Ms. Liu (Chair), Mr. Cantrell, Mr. Dockery, and Mr. Donofrio. The Compensation Committee held one meeting during the fiscal year ended June 30, 2022. Each of Ms. Liu, Mr. Dockery, and Mr. Donofrio satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ listing rules. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;
●	reviewing and approving, on an annual basis, the corporate goals, and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;
●	reviewing and making recommendations, on an annual basis, to the Board with respect to director compensation;
●	reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;
●	reviewing and assessing, periodically, the adequacy of the formal written charter; and
●	such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. The Compensation Committee engaged Alvarez and Marshal to perform an evaluation of the compensation of our principal executive officer and other executive and non-executive officers. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell, Mr. Donofrio and Ms. Liu. The Nomination and Governance Committee held one meeting during the fiscal year ended June 30, 2022. Each of Mr. Dockery, Mr. Cantrell, Mr. Donofrio and Ms. Liu satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ listing rules. Ms. Liu was appointed to the Nominating and Governance Committee on July 1, 2022. Our Nominating and Governance Committee is responsible for, among other things:

●	identifying and screening candidates for our Board, and recommending nominees for election as directors;
●	establishing procedures to exercise oversight of the evaluation of our Board and management;
●	reviewing the structure of our Board’s committees and recommending to our Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;
●	developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;
●	reviewing and assessing the adequacy of the formal written charter on an annual basis; and
●	generally advising our Board on corporate governance and related matters.

Risk Oversight

Our Board of Directors is responsible for our Company’s risk oversight. In fulfilling that role, our Board focuses on our general risk-management strategy and the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. Our Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.

Family Relationships

Jarrett T. Disbrow, our Chief Business Officer and President, Consumer Health is the brother of Joshua R. Disbrow, our Chairman and Chief Executive Officer. There are no other family relationships among or between any of our current or former executive officers and directors.

Named Executive Officers

Our Named Executive Officers are as follows:

Name	Age	Director Since	Position
Joshua R. Disbrow	48	January 2016	Chairman and Chief Executive Officer
Mark K. Oki	54	January 2022	Chief Financial Officer, Secretary, and Treasurer

Biographical information regarding Joshua R. Disbrow is set forth above.

Mark K. Oki - Chief Financial Officer

Mr. Oki has served as our Chief Financial Officer since January 2022 and as our Secretary and Treasurer since May 2022. From October 2015 through January 2022, Mr. Oki served as Chief Financial Officer of Vivus LLC, formerly Vivus Inc., a commercial-stage pharmaceutical company. Vivus was a Nasdaq listed company up to December 2020. From April 2006 to October 2015, Mr. Oki held several positions at Alexza Pharmaceuticals, Inc., a publicly listed specialty pharmaceutical company, most recently as Senior Vice President, Finance and Chief Financial Officer. Before Alexza, Mr. Oki held roles of increasing responsibility at life science companies, Pharmacyclics, Inc. and Incyte Genomics, Inc. (now Incyte Corporation). Mr. Oki began his career in public accounting at Deloitte & Touche, LLP (now Deloitte). Mr. Oki received his degree in Business Administration – Accounting and graduated with honors from San Jose State University and is a Certified Public Accountant (inactive).

Involvement in Certain Legal Proceedings

Mr. Oki was the Chief Financial Officer of Vivus, Inc., at the time a Chapter 11 petition was filed under the Federal bankruptcy laws in July 2020.

None of our other directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Code of Ethics

We have adopted a written code of ethics that applies to our officers, directors, and employees, including our principal executive officer and principal accounting officer. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. This code of ethics and business conduct can be found in the Investors-Corporate Governance section of our website, http://www.aytubio.com.

Anti-Hedging Policy

Our Insider Trading Policy discourages employees, including executive officers, and their family members, from engaging in hedging activities or holding our securities in margin accounts, as well as pledging of our securities as collateral for loans.

Information Regarding Meetings of the Board

The business of our Company is under the general oversight of our Board of Directors as provided by the Delaware General Corporation Law and our bylaws. During the fiscal year ended June 30, 2022, our Board held six (6) meetings and also conducted business by written consent. Each person who was a director during fiscal 2022 attended at least 75% of the Board and committee meetings on which he served.

We have not adopted a policy with regard to board members’ attendance at annual meetings of stockholders. All of our directors attended our last annual meeting of stockholders.

Director Independence

Three of our four directors are independent under the NASDAQ listing rules. Joshua Disbrow is not independent due to his position as Chief Executive Officer of Aytu.

Stockholder Proposals and Communications with the Board

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, or if no annual meeting was held in the prior year, then the stockholder notice must be no less than the later of (i) 90 days prior to the date of the annual meeting or, (ii) the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us.

Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (“Exchange Act”), and the rules and regulations thereunder; and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our annual meeting, it must be delivered to our Corporate Secretary at our principal executive offices no later than 120 days prior to the first anniversary of the prior year’s annual meeting. Provided, however, that if the date of the annual meeting is more than 30 days before or after the first anniversary of the prior year’s annual meeting, notice by the stockholder must be delivered within a reasonable time before we begin to print and send our proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act.

Stockholders who intend to solicit proxies for the our annual meeting in support of director nominees other than the our nominees must provide notice that sets forth the information required by Rule 14a-9 promulgated under the Exchange Act and our bylaws no later than 60 days prior to first anniversary of the prior year’s annual meeting. However, if the date of the annual meeting is changed by more than 30 days before or after the first anniversary of the prior year’s annual meeting, or if no annual meeting was held in the prior year, notice by the stockholder, to be timely, must be delivered by the later of (i) 60 days prior to the date of the annual meeting or (ii) the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us.

Stockholders who wish to communicate with our Board of Directors or with specified individual directors may do so directly by writing to:

Board of Directors (or name of individual director)
c/o Secretary
Aytu BioPharma, Inc.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

We will forward all communications from stockholders to our full Board of Directors, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

DIRECTOR COMPENSATION

Our current compensation package for non-employee directors, effective July 1, 2020, consists of: an annual cash retainer of $70,000 for the non-executive Board chair, $40,000 for each other director, $20,000 for each audit committee and compensation committee chair, $10,000 for nominating and governance committee chair, and $10,000 for each other committee member of the audit and compensation committees and $5,000 for each other committee member of the nominating and governance committee; a grant of 6,500 restricted shares of stock or restricted stock units upon appointment to the Board; and an annual stock option grant of 1,500 shares thereafter. In fiscal 2022, the Board did not receive the annual stock option grant.

The following table provides information regarding all compensation paid to non-employee directors of Aytu during the fiscal year ended June 30, 2022. Ms. Liu joined the Board of Directors on July 1, 2022.

Fees Earned
or Paid in
Name	Cash
Gary V. Cantrell (1)(2)	$55,000
Carl C. Dockery (1)(2)	$70,000
John A. Donofrio Jr. (1)(2)	$75,000
Michael E. Macaluso (1)(2)	$70,000

(1)	As of June 30, 2022, the number of restricted shares held by each non-employee director was as follows: 10,202 restricted shares for Mr. Cantrell; 10,152 restricted shares for Mr. Dockery; 10,152 restricted shares for Mr. Donofrio; 10,402 restricted shares for Mr. Macaluso
(2)	As of June 30, 2022, the number of stock options held by each non-employee director was as follows: (i) 100 shares for Mr. Cantrell; (ii) 200 shares for Mr. Dockery; (iii) 200 shares for Mr. Donofrio; and (iv) 200 shares for Mr. Macaluso.

EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation of our Company’s named executive officers. In establishing executive compensation, our Board of Directors is guided by the following goals:

●	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers for work required for a company of our size and scope;
●	compensation should align the executive officers’ interests with the long-term interests of stockholders; and
●	compensation should assist with attracting and retaining qualified executive officers.

Executive Compensation Program Objectives

Executive Compensation Programs

Our Compensation Committee relies on experience with other companies in our industry and third-party industry compensation surveys, including those compiled and periodically provided to the Compensation Committee by Alvarez & Marsal Taxand, LLC (“A&M”), executive compensation data as reported in peer companies’ proxy statements, and internally generated comparisons of the various elements of total compensation to peer group companies (the "Peer Group") to determine base salary, performance-based cash bonuses and performance-based equity awards and the portion of total compensation each element should comprise. Given our named executive officers’ level of responsibility in the Company and impact on the performance of the Company, we believe that a larger portion of our named executive officers’ compensation should be based on performance than that of our lower-level employees. Consistent with our compensation philosophy, we have structured each element of our compensation program as described below.

Our Peer Group

For determining compensation levels, our Compensation Committee, after consulting with Radford, chose a group of 22 companies to include in the Peer Group based on their similarity to us in terms of industry focus, stage of development, market capitalization size, revenues, financial position, entity size, pharmaceutical assets, business strategy, and the geographical location of the talent pool with which we compete. The market data for the Peer Group was drawn from publicly available documents. For 2018, the Peer Group, which was determined by the Compensation Committee after consulting with Radford, consisted of the following companies:

Agile Therapeutics, Inc.	OptiNose, Inc.
Antares Pharma, Inc.	TherapeuticsMD, Inc.
Aquestive Therapeutics, Inc.	Osmotica Pharmaceuticals plc (now RVL Pharmaceuticals plc)
Avadel Pharmaceuticals plc	Assertio Holdings, Inc.
BioDelivery Sciences International, Inc.	VYNE Therapeutics, Inc.
Collegium Pharmaceuticals, Inc.	Iterum Therapeutics plc
Evofem Biosciences, Inc.	Oyster Point Pharma, Inc.
Flexion Therapeutics, Inc.	ADMA Biologics
KemPharm, Inc.

The data on the compensation practices of the Peer Group is gathered by our searches of publicly available information. Due to the variations between companies reporting the individual and roles for which compensation is disclosed, directly comparable information is not available from each peer company with respect to each of our named executive officers. In considering the Peer Group compensation data, the Compensation Committee recognizes that executives at different companies can play significantly different roles, with different responsibilities and scope of work, even though they may hold similar titles or positions. Moreover, it is not always possible to determine the respective qualitative factors that may influence compensation from the publicly reported compensation data, such as scope of each named executive officer’s responsibilities, their performance during the period under consideration or their perceived importance to their companies’ business, strategy and objectives. Accordingly, the Compensation Committee looked to information about the Peer Group as one of a number of considerations in establishing executive compensation levels (as described in more detail below). In determining compensation for our named executive officers, the Compensation Committee reviewed both Peer Group information and the collective experience of the members of our Compensation Committee and executive management to establish our compensation practices.

Executive Compensation Components

We have structured each element of our compensation package as follows:

Base Salary

We determine our named executive officers’ salaries based on job responsibilities and individual experience, and we benchmark the amounts we pay against comparable competitive market compensation for similar positions within our Peer Group and industry. Specifically, we utilize information obtained from our comparison of Peer Group compensation data (the "Comparison Data"). Our Compensation Committee reviews the salaries of our named executive officers annually, and our Compensation Committee grants increases in salaries based on a review of the Comparison Data and of individual performance during the prior calendar year provided that any increases are within the guidelines provided by Radford and determined by the Compensation Committee for each position. Guidelines are adjusted and modified on an annual basis based on information obtained from our review of the Comparison Data, as well as from our Compensation Committee’s and management’s experience and general employment market conditions for our industry and geographic area. Increases in base salary are based on individual performance as merit increases and on the Comparison Data as market increases; such increases are not automatic or guaranteed. Salary adjustments for our Named Executive Officers are discussed below in Employment Agreements below.

Cash Bonus Plans

Annual Bonus Plan.   We awarded cash bonuses under the Annual Bonus Plan to our eligible named executive officers based on our overall corporate performance, achievement of general corporate performance objectives established by our Board of Directors, and individual performance. The cash bonuses are based on an end-of-year assessment by our Compensation Committee. The corporate performance and the achievement of corporate objectives determine the percent of the eligible cash bonus to be paid to each eligible named executive officer. Each eligible named executive officer’s individual performance is reviewed to determine how such named executive officer’s performance contributed to our overall corporate performance and achievement of corporate performance objectives. The Compensation Committee uses this information to determine the named executive officer’s cash bonus award, such that the percent of the eligible bonus to be paid to a named executive officer may be increased, decreased or eliminated based on the individual performance review. Cash bonuses under the Annual Bonus Plan are awarded on a discretionary basis, and the Compensation Committee may modify, eliminate or adjust corporate objectives at any time, thereby ensuring that employees are compensated for performance.

For fiscal 2022, our corporate performance objectives were as follows:

●	achieving certain Rx segment and Consumer Health segment commercialization goals;
●	achieving certain financial liquidity goals;
●	achieving certain pipeline development goals;
●	achieving certain integration efficiency goals; and

●	achieving certain corporate development goals, certain compliance excellence goals and certain human resources goals.

In the Compensation Committee’s opinion, the Company succeeded in meeting the following corporate objective: achieving certain strategic goals to increase enterprise and stockholder value. In viewing the overall achievement of the goals, the Compensation Committee determined that bonuses under the Annual Bonus Plan equaling 75% of the eligible cash bonus potential would be paid to non-executive officers and 85% of the eligible cash bonus potential would be paid to non-officer employees. To preserve cash balances, 25% of the bonus earning by non-executive officers was paid in stock options. Based on stockholders’ return on investment in fiscal 2022, the Compensation Committee determined that no annual bonus would be paid to Mr. Disbrow or Mr. Oki.

Equity Compensation

We award equity compensation to our named executive officers based on the performance of the named executive officer and guidelines provided by A&M related to each named executive officer’s position in the Company. In addition, we rely on the assistance and recommendations of A&M with regards to peer practices and pay levels, as well as other relevant information regarding companies in our industry. We utilize the Comparison Data to modify and adjust our equity award guidelines. We typically base awards to newly hired employees on these guidelines, and we base awards to continuing employees on these guidelines along with an employee’s performance for the prior fiscal year. In determining the amount of awards, we generally do not consider an employee’s current equity ownership in the Company or the prior awards that are fully vested. Rather, we evaluate each employee’s awards based on the factors described above and competitive market factors in our industry.

Our equity awards typically vest over a three-year period subject to the continued service of the employee to the Company. One third (1/3) of the shares typically vest on the first anniversary of the option award, with the remaining shares vesting monthly in equal amounts over the remainder of the vesting period. We believe these vesting arrangements encourage our employees to continue service to the Company for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

Aytu has not historically provided consistent annual equity awards to our Named Executive Officers, rather have been provided upon hiring or upon achievement of significant achievements, such as, in the case of Mr. Disbrow, the acquisition of Neos and Rumpus in 2021. Equity awards to our Named Executive Officers are discussed below in Employment Agreements section below.

Retirement Savings Plan

We maintain a 401(k) retirement savings plan for the benefit of our eligible employees. Employees may elect to contribute their compensation up to the statutorily prescribed limit. We match 100% of the first 3% contributed by employees and matches 50% on the next 2% contributed by the employees. In 2022, the employer-match contribution limit was $12,200 per employee.

Perquisites and Other Benefits

We annually review the perquisites that our named executive officers receive. We offer short-term and long-term disability insurance plans to all of our employees, including all of our named executive officers.

Compensation Process

The Compensation Committee reviews and approves the salaries and incentive compensation of our named executive officers, executive and non-executive officers and non-employee directors and reviews and approves all new hire equity option awards to employees. In addition, the Compensation Committee approves equity awards for all employees as part of our annual performance review process. The agendas for meetings of the Compensation Committee are prepared by the Compensation Committee Chairman in consultation with management. Our Chief Executive Officer and Chief Financial Officer typically attend the meetings of the Compensation Committee, but the Chief Executive

Officer and the Chief Financial Officer do not participate in deliberations relating to their own compensation. In rendering its decisions, the Compensation Committee considers the recommendations of the Chief Executive Officer, with input by the Chief Financial Officer, the information regarding comparably sized companies in the biotechnology and pharmaceutical industries in the United States and its collective experience with other companies. Additionally, the Compensation Committee considers data and information provided by A&M. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and Chief Financial Officer annually, in addition to all other executive and non-executive officers.

Our Compensation Committee also works with our Chief Executive Officer and Chief Financial Officer in evaluating the financial, accounting, tax and retention implications of our various compensation programs.

Effect of Accounting and Tax Treatment on Compensation Decisions

Generally, Section 162(m) of the Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1.0 million paid in any taxable year to its chief executive officer and each of its three next most highly-compensated named executive officers (other than its chief financial officer only for fiscal years prior to 2017). Remuneration in excess of $1.0 million may be deducted if, among other things, it qualifies as "performance-based compensation" within the meaning of the Code.

The 2017 tax reform legislation removed the "performance-based compensation" exception from Section 162(m). Accordingly, awards made after November 2, 2017, generally are not eligible for the "performance-based compensation" exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1 million in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are "grandfathered" under prior law and can still qualify as deductible "performance-based compensation," even if paid in future years. Our Compensation Committee will continue to monitor these awards and endeavor to ensure that they are deductible if and when paid. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

Summary Compensation Table

The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the years ended June 30, 2022 and 2021 to each of the following named executive officers. Mark K. Oki was appointed Chief Financial Officer on January 17, 2022.

Name and				Stock
Principal		Salary	Bonus	Award
Position	Year	($)	($)	($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)
Named Executive Officers:

Joshua R. Disbrow
Chief Executive Officer	2022	$567,308	$—	$—	$567,308
since December 2012	2021	$545,000	$462,203	$5,192,000	$6,199,203

Mark K Oki (2)
Chief Financial Officer, Secretary	2022	$167,596	$50,000	$135,000	$352,596
and Treasurer since January 2022

Richard Eisenstadt (3)
Former Chief Financial Officer, Secretary	2022	$269,231	$61,660	$—	$330,891
and Treasurer, resigned in December 2021	2021	$151,934	$175,000	$455,947	$782,881

(1)	Option awards are reported at fair value at the date of grant.

(2)	Mr. Oki was appointed to Chief Financial Officer effective January 17, 2022 and to Secretary and Treasurer effective May 4, 2022. The bonus paid to Mr. Oki represents a sign-on bonus.
(3)	Mr. Eisenstadt was appointed to Chief Financial Officer, Secretary and Treasurer effective March 31, 2021 and ceased to be employed as Chief Financial Officer, Secretary and Treasurer effective December 30, 2021.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. Executives are reimbursed for business expenses directly related to our business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each executive incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what we determine will be most beneficial to the Company and our stockholders. No interest is paid on amounts reimbursed to the executives.

Outstanding Equity Awards

The following table contains certain information concerning unexercised options for the Named Executive Officers as of June 30, 2022.

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market
			Equity					Number	or Payout
			Incentive			Number		of	Value of
			Plan			of	Market	Unearned	Unearned
			Awards:			Shares	Value of	Shares,	Shares,
	Number of	Number of	Number			or Units	Shares or	Units or	Units or
	Securities	Securities	of			of Stock	Units of	Other	Other
	Underlying	Underlying	Securities			That	Stock	Rights	Rights
	Unexercised	Unexercised	Underlying			Have	That	That	That
	Options	Options	Unexercised	Option	Option	Not	Have Not	Have Not	Have Not
	Exercisable	Unexercisable	Unearned Options	Exercise	Expiration	Vested	Vested ($)	Vested	Vested
Name	(#)	(#)	(#)	Price ($)	Date	(#)	(1)	(#)	($)
Named Executive Officers:
Joshua R. Disbrow	250	250	—	$290.00	6/8/2030	—	$—	—	$—
Chief Executive Officer	—	—	—	—	—	37	518	—	—
	—	—	—	—	—	2,227	30,740	—	—
	—	—	—	—	—	26,668	368,018	—	—
	—	—	—	—	—	1,125	15,525	—	—
	—	—	—	—	—	2	33	—	—
Total	250	250	—	$		30,059	$414,834	—	$—
Mark K. Oki	—	—	—	$—	—	5,000	$69,000	—	$—
Chief Financial Officer, Secretary, and Treasurer

Total	—	—	—	$		5,000	$69,000	—	$—

(1)	Based on $13.80 per share which was the closing price of our common stock on Nasdaq on June 30, 2022, the last trading day of that fiscal year.

Employment Agreements

Joshua R. Disbrow Agreements

We entered into an employment agreement with Joshua R. Disbrow in connection with his employment as our Chief Executive Officer. The agreement was for a term of 24 months beginning on April 16, 2015, subject to termination by us with or without Cause or as a result of officer’s disability, or by the officer with or without Good Reason (as defined below). Mr. Disbrow was entitled to receive $330,000 in annual salary, plus a discretionary performance bonus with a target of 125% of his base salary. Mr. Disbrow was and continues to be eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

On July 1, 2020 the compensation committee of the Board of Directors amended the employment agreements with Mr. Disbrow with the following material terms:

●	Effective June 1, 2020, increase base salary to $500,000 and lower annual bonus % target from 100% to 60% of base salary.
●	Effective January 1, 2021, increase base salary to $590,000.
●	Granted 100,000 options on terms set forth in a separate option agreement.
●	Granted 450,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.
●	Granted 800,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

On April 12, 2021, we entered into a second amendment to the employment agreement with Mr. Disbrow (the “CEO Second Amendment”). The CEO Second Amendment was approved by the compensation committee of our Board of Directors on March 14, 2021. The material terms of the CEO Second Amendment are as follows:

●	Extend term of the CEO Employment Agreement to a term expiring 24 months from the date of the CEO Second Amendment;
●	Grant of restricted stock equal to 3% of our issued and outstanding stock as of March 19, 2021 and an additional future grant of 2% if certain performance standards are satisfied, as determined by the compensation committee of the Board;
●	Increase severance payment upon termination without cause or for good reason, as those terms are defined in the CEO Employment Agreement, to 2.5 times base salary; and
●	Update the Change in Control definition to be consistent with the “Sale Event” definition in the restricted stock agreement.

Mark K. Oki Employment Agreement

On January 17, 2022, Mark K. Oki was appointed as our Chief Financial Officer pursuant to an employment agreement with an effective date of January 17, 2022 (the “Oki Employment Agreement”). Under the Oki Employment Agreement Mr. Oki will receive:

●	An annual base salary of $415,000, plus a target bonus of 40% of the base salary if certain performance milestones are met;
●	A signing bonus of $50,000;
●	Reimbursements of reasonable expenses associated with relocating to the Denver, Colorado area;
●	A restricted stock grant of 100,000 shares of our common stock, subject to certain vesting provisions set forth therein;

●	Eligibility to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans;
●	Upon a termination without cause by the Company or for good reason, as those terms are defined in the Oki Employment Agreement, by Mr. Oki, a severance payment equal to his base salary plus any earned incentive compensation, as well as a continuation of our portion of COBRA payments for a period of 12 months and vesting of any issued restricted stock; and
●	Upon a change in control, as defined in the Oki Employment Agreement, a payment equal to one time the base salary and the target annual incentive bonus compensation for the then-current year, plus 12 months of COBRA payments and accelerated vesting of all stock-based awards.

“Good Reason” means, without the officer’s written consent, there is:

●	a material reduction in the officer’s overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Change in Control shall not, by itself, necessarily constitute a reduction in the officer’s responsibilities or authority);
●	a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or
●	a material change in the principal geographic location at which the officer must perform his services.

“Cause”, means:

●	conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime, other than a traffic violation or a misdemeanor;
●	willful malfeasance or willful misconduct by the officer in connection with his employment;
●	gross negligence in performing any of his duties;
●	willful and deliberate violation of any of our policies;
●	unintended but material breach of any written policy applicable to all employees adopted by us which is not cured to the reasonable satisfaction of the board;
●	unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us;
●	willful and deliberate breach of his obligations under the employment agreement; or
●	any other material breach by officer of any of his obligations which is not cured to the reasonable satisfaction of the Board.

Payments Provided Upon a Change in Control

In the event of a Change in Control of us, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by us to the officers will immediately vest and become exercisable.

“Change in Control” means: the occurrence of any of the following events:

●	the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) , other than us, or any of our subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of us entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes); or
●	the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of the voting securities of us outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in us held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of us or such other surviving or resulting entity (or if we or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or
●	the sale or other disposition of all or substantially all of the assets of us in one transaction or series of related transactions.

Our only obligation to Joshua R. Disbrow and Mark K. Oki had a Change in Control occurred as of June 30, 2022 would have been the acceleration of the vesting of all equity securities held by them at that date. On June 30, 2022, the closing price of our common stock was below the exercise price for all of the options held by Joshua R. Disbrow, and therefore there would have been no economic benefit to them upon the acceleration of vesting of those options. All stock awards outlined in Outstanding Equity Awards above would have become fully vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 24, 2023 for:

●	each beneficial owner of more than 5% of our outstanding common stock;
●	each of our director and named executive officers; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common stock that can be acquired within 60 days of March 24, 2023. The percentage ownership information shown in the table is based upon 3,778,722 shares of common stock outstanding as of March 24, 2023.

Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options and warrants held by that person that are immediately exercisable or exercisable within 60 days of March 24, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The information in the tables below are based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Aytu BioPharma, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

	Number of	Percentage of
	Shares	Shares
	Beneficially	Beneficially
	Owned	Owned
5% or more Beneficial Owners

Non-employee Directors
Dockery, Carl(1)	8,402	*
Donofrio, John(2)	962	*
Liu, Vivian(3)	6,825	*
Named Officers
Disbrow, Joshua(4)	57,934	1.53%
Mark Oki(5)	9,500	*
All directors and executive officers as a group, including those named above (eight persons)(6)	163,878	4.34%

*	Represents beneficial ownership of less than 1%.
(1)	Consists of (i) 3,527 shares of common stock, (ii) 4,675 unvested restricted shares, and (iii) 200 shares of common stock issuable upon the exercise of vested options, (iii) 50 shares of common stock held by Alpha Venture Capital Partners, L.P Mr. Dockery is the President of the general partner of Alpha Venture Capital Partners, L.P. and therefore may be deemed to beneficially own the shares beneficially owned by Alpha Venture Capital Partners, L.P.

(2)	Consists of (i) 762 unvested restricted shares, (ii) 200 shares of common stock issuable upon the exercise of vested options.
(3)	Consists of 6,825 unvested restricted shares.
(4)	Consists of (i) 37,953 shares of common stock, (ii) 19,638 unvested restricted shares, and (iii) 343 shares of common stock issuable upon the exercise of vested options. Does not include 5 shares of common stock held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a 8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.
(5)	Consists of (i) 6,166 shares of common stock, (ii) 3,334 unvested restricted shares.
(6)	Consists of (i) 69,709 shares of common stock, (ii) 10,546 unvested restricted shares.

RELATED PARTY TRANSACTIONS

We describe below all transactions and series of similar transactions, other than compensation arrangements, during the last three fiscal years, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and
●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Jarrett T. Disbrow, the brother of Joshua R. Disbrow, our Chief Executive Officer, is employed by us as Chief Business Officer and President, Consumer Health. His total annual salary and other cash compensation was approximately $448,400 during the year ended June 30, 2022, and he receives benefits consistent with other employees serving in the same capacity.

Review, Approval or Ratification of Transactions with Related Persons

Effective upon its adoption in July 2016, pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Conduct and Ethics available on our website at http://www.aytubio.com under the “Investor Relations—Corporate Governance” tab.

Prior to the adoption of the Audit Committee Charter, and due to the small size of our company, we did not have a formal written policy regarding the review of related party transactions, and relied on our Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviewed any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. The Secretary will forward all such communications to the addressee.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Under our bylaws, stockholder proposals to be considered at our 2024 Annual Meeting must be received by our Corporate Secretary at our principal executive offices no earlier than January 19, 2024, or 120 days prior to the one-year anniversary date of our 2023 annual meeting date (the “Anniversary Date”), and no later than February 18, 2024, or 90 days prior to the Anniversary Date. However, in the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the Anniversary Date, or if the forthcoming 2023 annual meeting does not take place, the stockholder notice must be given no later than the later of (i) 90 calendar days prior to the date of the 2024 Annual Meeting or (ii) the 10th day following the date on which the date of the 2024 Annual Meeting is first publicly announced or disclosed by us.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2024 Annual Meeting, it must be delivered to our Corporate Secretary at our principal executive offices no later than 120 days prior to the Anniversary Date. Provided, however, that if the date of the 2024 Annual Meeting is more than 30 days before or after the Anniversary Date, notice by the stockholder must be delivered within a reasonable time before we begin to print and send our proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act.

Stockholders who intend to solicit proxies for the 2024 Annual Meeting in support of director nominees other than the our nominees must provide notice that sets forth the information required by Rule 14a-9 promulgated under the Exchange Act and our bylaws no later than February 18, 2024, or 60 days prior to the Anniversary Date. However, if the date of the 2024 Annual Meeting is changed by more than 30 days before or after the Anniversary Date, or if the forthcoming 2023 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered by the later of (i) 60 days prior to the date of the 2024 Annual Meeting or (ii) the 10th day following the date on which the date of the 2024 Annual Meeting is first publicly announced or disclosed by us.

Stockholder proposals and notices should be mailed to Corporate Secretary, Aytu BioPharma, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

COSTS OF PROXY SOLICITATION

Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of the Notice of Internet Availability or proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability or proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of the Notice of Internet Availability or proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

NOTICE AND ACCESS

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting held on May 18, 2023:

The notice of annual meeting, this proxy statement and the annual report are available at https://materials.proxyvote.com/054754

We are furnishing the proxy materials to a number of our stockholders under the SEC’s notice and access rules. Stockholders may also receive printed copies of each of these documents without charge by contacting by mail at Aytu Corporate Secretary, 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Please include your contact information with the request.

Appendix A

AYTU BIOPHARMA, INC.

2023 EQUITY INCENTIVE PLAN

Section 1.Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(g)“Company” shall mean Aytu BioPharma, Inc. and any successor corporation.

(h)“Director” shall mean a member of the Board.

(i)“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)“Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Shares.

(k)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)“Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m)“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(p)“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(q)“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r)“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(s)“Plan” shall mean the Aytu BioPharma, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(t)“Prior Stock Plan” shall mean the Bioscience, Inc. 2015 Stock Option and Incentive Plan and the Neos Therapeutics, Inc. 2015 Stock Options and Incentive Plan, as amended from time to time.

(u)“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(v)“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(x)“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(y)“Securities Act” shall mean the Securities Act of 1933, as amended.

(z)“Share” or “Shares” shall mean common shares $0.0001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(aa)“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(bb)“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.Administration

(a)Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.

(c)Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.Shares Available for Awards

(a)Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal the lesser of (i) or (ii) below:

(i)	200,000 Shares, plus
(A)	any unused Shares available for awards under the Prior Stock Plans as of May 18, 2023, plus
(B)

any Shares subject to any outstanding award under the Prior Stock Plans that, after May 18, 2023, are not purchased or are forfeited, paid in cash or reacquired by the Company (subject to the limitations in Section 4(b) below), or otherwise not delivered to the Participant due to termination or cancellation of such award. On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

(ii)	Notwithstanding the foregoing, the number of Shares reserved for issuance under the Plan shall not ever exceed 15% of the Company’s then total authorized and outstanding Shares.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve under paragraphs (ii) and (iii) above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.

(b)Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)

Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)

Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)

Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive. Notwithstanding the foregoing, if the Committee determines, in a good faith exercise of its sole discretion, that a fully proportional adjustment of the Share reserve limit under Section 4(a)(i) above would not be conducive to recruitment and retention needs, the Committee may make an adjustment to the limit under Section 4(a)(i) that is not less than 50% of the number that would be fully proportional; provided, that in no event shall the number of Shares reserved under Section 4(a)(i) above ever exceed 15% of the Company’s then total authorized and outstanding Shares as provided in Section 4(a)(ii).

(d)Limitation for Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $1,500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5.Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.Awards

(a)Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.
(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)	Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.
(B)

Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 200,000 Shares.
(B)

To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(C)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)

The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than

110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to the minimum requirements in Section 6). Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)

Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e)Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this section shall contain a purchase right or an option-like exercise feature.

(f)General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)

Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iv)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v)

Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vi)

Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vii)

Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.Amendment and Termination; Corrections

(a)Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the

Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;
(ii)

amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)

make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;
(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
(iii)	increase the share or value limitations contained in Section 4(d) of the Plan;
(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;
(v)

permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)

either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights

(and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.General Provisions

(a)No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11.Effective Date of the Plan

The Plan was adopted by the Board on April 4, 2023. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on May 18, 2023, and the Plan shall be effective as of the date of such stockholder approval. On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on April 4, 2033 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V10032-P89922 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! AYTU BIOPHARMA, INC. AYTU BIOPHARMA, INC. 373 INVERNESS PKWY, SUITE 206 ENGLEWOOD, CO 80112 Nominees: 1b. John A. Donofrio Jr. 1a. Joshua R. Disbrow 2. The approval of a new equity incentive plan for certain officers, directors, employees and other key personnel, the "2023 Equity Incentive Plan". Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1c. Carl C. Dockery 1d. Vivian H. Liu 3. The ratification of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023. 4. The advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. The election as director of the nominees listed below. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may attend the meeting and vote during the meeting. Have your proxy card in hand when you attend the meeting. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEZ

V10033-P89922 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. AYTU BIOPHARMA, INC. ANNUAL MEETING OF STOCKHOLDERS May 18, 2023 at 10:00 am MDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Joshua R. Disbrow and Mark K. Oki as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side, all the shares of Common Stock of Aytu BioPharma, Inc. held of record by the undersigned on March 24, 2023 at the Annual Meeting of Stockholders to be held at the offices of Dorsey & Whitney at 1400 Wewatta Street, Suite 400, Denver, CO 80202-5549 on May 18, 2023, at 10:00 am MDT or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side